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                                                                   Exhibit 10.12


                                 ADDENDUM NO. 2

                                       TO

                    AGREEMENT REGARDING INTELLECTUAL PROPERTY


by and between

Per Bull Haugsoen, Risalleen 53, 0776 Oslo,

and

Marine Shuttle Operations AS, Luramyrveien 29, 4391 Sandnes (hereinafter referred to as "MSO AS")


WHEREAS:

- Per Bull Haugsoen, Gunnar Foss and Offshore Shuttle AS entered into an Agreement regarding Intellectual Property on 31 March 1998 ("the Agreement").

-                 Offshore Shuttle AS has thereafter merged with MSO AS.

- The Parties entered into an Addendum no. 1 to the Agreement on 31 March 2000.

- Article 6 of the Agreement provides that inter alia Per Bull Haugsoen shall be involved in the further development of the Offshore Shuttle Concept.


THE PARTIES HAVE AGREED:


1. Per Bull Haugsoen hereby waives all rights to be involved in the further development of the Offshore Shuttle Concept as provided in Article 6 of the Agreement.

2. The Parties agree that the time limit of 24 months in Article 3 last paragraph of Addendum no. 1 to Agreement regarding Intellectual Property shall be amended to 48 months.

3. As consideration for the waiver given under Article 1 above and the Addendum under Article 2 above. Per Bull Haugsoen shall receive the following:

a) MSO AS shall pay to Per Bull Haugsoen NOK 400,000.- at the date of signature of this Addendum no. 2, and NOK 200,000.- within 30 days after this signature date, which in any case shall be no later than 20 May 2001.

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b)                   If MSO AS or Marine Shuttle Operations Inc. ("MSO Inc.")
are able to arrange for additional financing of any of these companies for the amount of USD 5,000,000.- or more, they shall pay to Per Bull Haugsoen NOK 800,000.- within 5 days subsequent to the financing amount having been received by the relevant company.

c) MSO AS shall arrange that Per Bull Haugsoen shall receive 760,000 shares in MSO Inc. free of any liens or encumbrances.




Place                          date     Place                         date


 ------------------------------         -------------------------------
  Marine Shuttle Operations AS             Per Bull Haugsoen